Exhibit 99.1

ROC Completes Acquisition of ZTC; Strengthening Competitive Position for ROC’s Vision AI Platform

Acquisition expands ROC Evidence into an end-to-end investigative intelligence offering by combining proven digital forensics with digital evidence management

Adds specialized digital forensics engineering expertise, established federal customer relationships, incremental revenue and cross-selling opportunities across ROC’s unified Vision AI portfolio

DENVER, CO, September 1, 2026 - Rank One Computing Corporation d/b/a ROC (Nasdaq: ROC) (“ROC” or the “Company”), a U.S. leader in Vision AI, building unified biometric, video analytics, and decision intelligence solutions, today announced that it has completed its previously announced acquisition of Zuccaro Technical Consulting LLC (“ZTC”). ZTC now operates as a wholly owned subsidiary of ROC.

“Completing the acquisition of ZTC marks an important step in ROC’s growth strategy by expanding ROC Evidence beyond digital evidence management into a more comprehensive end-to-end investigative intelligence solution,” said B. Scott Swann, CEO of ROC. “By combining ZTC’s proven digital forensics capabilities with ROC Evidence, we’re building on a decades-long collaboration and shared operating history between two teams shaped by complex federal investigative missions. Together, our advanced analytics, forensic rigor, and subject matter expertise provide a unique capability in the market, further differentiating ROC Evidence and helping address an unmet need among national security and enterprise customers. This acquisition accelerates our product roadmap and advances our go-to-market strategy, bringing established federal customer relationships, specialized engineering talent, incremental revenue and meaningful cross-selling opportunities across ROC’s broader Vision AI portfolio.”

Strategically, the acquisition gives ROC multiple avenues for long-term growth. In addition to incremental revenue from ZTC’s existing government business, ROC expects to pursue cross-selling opportunities to introduce ROC’s Vision AI platform within ZTC’s established customer base, and to introduce ZTC’s digital forensics technology across ROC’s own government and commercial channels. The combination expands ROC’s addressable market and strengthens its ability to pursue durable revenue growth and attractive long-term operating leverage. It also enables the Company to compete for larger, more comprehensive investigative intelligence programs.

“We are encouraged by how quickly ZTC’s engineering team has integrated with ROC and immediately contributed to the development of ROC Evidence,” continued Mr. Swann. “We have expanded our technical capabilities, added established federal customer relationships, and unlocked new pipeline opportunities. With the combined team and technology now in place, we believe ROC is better positioned to scale our differentiated investigative intelligence platform across government and commercial markets.”

“ROC is a natural fit for the ZTC team, building on our established strategic partnership and complementary capabilities across digital forensics and evidence management,” said Tony Zuccaro, Founder of ZTC and ROC’s new Chief Innovation Officer. “We have already made considerable progress integrating our technologies and combining engineering strengths to broaden ROC Evidence with end-to-end investigative intelligence capabilities.”

ZTC competitively positions ROC in the national-security space by adding a team of cleared engineers that widen the Company’s footprint to serve federal government customers. Within ROC’s Vision AI platform, ZTC’s forensics capabilities are complementary to ROC ABIS and ROC Watch by supporting more connected investigative workflows across identity, video, and digital evidence.

In connection with the completed acquisition, historical financial statements and pro forma financial information will be made available, pursuant to applicable SEC rules.

Expanding ROC Evidence into Investigative Intelligence

The integration of ZTC’s proven digital forensics capabilities into ROC Evidence expands the platform into a comprehensive investigative intelligence solution for key government and commercial markets, enabling forensic examiners, investigators, and litigators to make sense of the deluge of data they are faced with every day. The combined offering helps customers ingest, manage, analyze, and act on digital evidence within a unified workflow. By connecting teams across the investigative lifecycle, ROC Evidence helps break down traditional investigative silos, providing a more collaborative and connected view of cases, from initial evidence collection and forensic analysis through prosecution, litigation, and e-discovery. Read more here.

About ROC

ROC is a leading U.S. developer and manufacturer of Vision AI, delivering sovereign biometrics, video analytics, and mission intelligence through a unified platform. This enables agency and integrator partners to unlock faster, more accurate, and cost-efficient capabilities. At its core, ROC transforms raw pixels into real-time operational awareness for defense, public safety, and digital commerce. As a wholly owned subsidiary of ROC, ZTC’s technology capabilities and mission-focused services help customers ingest, process, review, and manage complex digital evidence across investigative and intelligence workflows. The Company is headquartered in Denver, Colo., with additional hubs in Grand Rapids, Mich., and Morgantown, W.Va. For more information, please visit the Company’s website: www.roc.ai.

Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by terminology such as “will,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates,” “confident,” and similar statements and expressions that predict or indicate future events or trends or that are not statements of historical fact. Such statements and/or expressions include the expected benefits to ROC and ZTC from the acquisition, the anticipated integration of ZTC’s capabilities into ROC Evidence and the broader Vision AI platform, and the expected financial performance of ROC following the acquisition. Statements regarding future events are based on the parties’ current expectations and are necessarily subject to associated risks related to, among other things, the ability to obtain or maintain facility and personnel security clearances and required government contract consents or novations, loss of cleared personnel, one or both of the ZTC founders, or key customer relationships following the acquisition, dependence on federal contracts, appropriations and procurement cycles, integration risks and erroneous assumptions underlying the earn-out and expected revenue, difficulties realizing the market opportunity and competitive positioning, the potential impact on the business of ZTC or ROC arising from the acquisition, and general economic conditions. Therefore, caution must be exercised in relying on forward-looking statements as actual results may differ materially and adversely from those expressed in any forward-looking statements. ROC may also make written or oral forward-looking statements in its periodic reports to the SEC, in its annual report to shareholders, in press releases and other written materials, and in oral statements made by its officers, directors, or employees to third parties. Statements that are not historical facts, including statements about the parties’ beliefs and expectations, are forward-looking statements. Forward-looking statements involve inherent risks and uncertainties. A number of factors could cause actual results to differ materially from those contained in any forward-looking statement, including but not limited to the following: (i) ROC’s goals and strategies and (ii) ROC’s future business development, financial condition, and results of operations. Further information regarding these and other risks is included in ROC’s filings with the SEC. All information provided in this press release is provided, and the forward-looking statements included herein are made, solely as of the date of this press release, and neither party undertakes any obligation to revise or update any forward-looking statement, except as required under applicable law.

Media inquiries:

Matt Aitken, VP of Marketing

media@roc.ai

Investor inquiries:

CORE IR

ir@roc.ai